SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                              --------------------

                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): February 7, 2006

                            LAYNE CHRISTENSEN COMPANY

               (Exact Name of Registrant as Specified in Charter)

             Delaware                 0-20578               48-0920712
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  (State or Other Jurisdiction      (Commission          (I.R.S. Employer
        of Incorporation)           File Number)         Identification No.)


                          1900 Shawnee Mission Parkway
                           Mission Woods, Kansas 66205

                    (Address of Principal Executive Offices)

                              --------------------

                                 (913) 362-0510

              (Registrant's telephone number, including area code)

                              --------------------

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[X] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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SECTION 8 - OTHER EVENTS

ITEM 8.01  OTHER EVENTS

   On February 7, 2006, Layne Christensen Company issued a press release in the form attached as Exhibit 99.1, which is incorporated herein by reference.

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS.

           (c)  Exhibits.

                99.1 Press Release of Layne Christensen Company dated February 7, 2006.


                                   SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              LAYNE CHRISTENSEN COMPANY



Date:  February 7, 2006       By  /s/ Andrew B. Schmitt
                                  ---------------------------------------------
                                  Name:   Andrew B. Schmitt
                                  Title:  President and Chief Executive Officer


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                                INDEX TO EXHIBITS

    Exhibit Number                      Description
    --------------                      -----------

        99.1           Press Release of Layne Christensen Company dated
                       February 7, 2006


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